Exhibit 99.1

Press Release

FOR IMMEDIATE RELEASE

VERIGY ANNOUNCES RECEIPT OF UNSOLICITED PROPOSAL FROM ADVANTEST

Reiterates Commitment to LTX-Credence Transaction

Announces Intention to Enter Discussions with Advantest

CUPERTINO, Calif., Dec. 6, 2010 – Verigy Ltd. (NASDAQ: VRGY) today announced that it has received an unsolicited proposal from Advantest Corporation (NYSE: ATE) to acquire all of the outstanding Verigy ordinary shares for $12.15 per share in cash.

The Verigy Board has reviewed the Advantest proposal and determined that it is not superior to Verigy’s pending transaction with LTX-Credence (NASDAQ: LTXC). However, the Verigy Board believes the Advantest proposal might lead to a superior transaction so it has determined to engage in discussions with Advantest. There can be no assurances that any definitive agreement or transaction will result from the Advantest proposal or Verigy’s discussions with Advantest.

The Verigy Board continues to believe in the compelling strategic and financial merits of its proposed transaction with LTX-Credence, and continues to recommend the LTX-Credence transaction to its shareholders. The Verigy Board is not withdrawing its recommendation with respect to the LTX-Credence transaction, or proposing to do so, and is not making any recommendation with respect to the Advantest proposal.

A copy of Advantest’s proposal to Verigy will be filed with the Securities and Exchange Commission.

Morgan Stanley is acting as financial advisor to Verigy. Wilson Sonsini Goodrich & Rosati is acting as Verigy’s U.S. legal counsel and Allen & Gledhill is acting as Verigy’s Singapore counsel.

About Verigy

Verigy provides advanced semiconductor test systems and solutions used by leading companies worldwide in design validation, characterization, and high-volume manufacturing test. Verigy offers scalable platforms for a wide range of system-on-chip (SOC) test solutions, and memory test solutions for Flash, DRAM including high-speed memories, as well as multi-chip packages (MCP). Verigy also provides advanced analysis tools that accelerate design debug and yield ramp processes. Additional information about Verigy can be found at www.verigy.com.

Additional Information and Where You Can Find It

On November 17, 2010, Verigy and LTX-Credence entered into a definitive agreement providing for a business combination of the two companies. In connection with the proposed transaction, Verigy will file a registration statement on Form S-4 with the SEC containing a joint proxy statement/prospectus. The joint proxy statement/prospectus will be mailed to the shareholders of Verigy and LTX-Credence. Investors and shareholders of Verigy and LTX-Credence are urged to read the registration statement and joint proxy statement/prospectus when it becomes available because it will contain important information about Verigy, LTX-Credence and the proposed transaction. The registration statement and joint proxy statement/prospectus (when they become available), and any other documents filed by Verigy or LTX-Credence with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Verigy and LTX-Credence by contacting, respectively, Verigy Investor Relations by e-mail at judy.davies@verigy.com or by telephone at 1-408-864-7549 or by contacting LTX-Credence Investor Relations by e-mail at rich_yerganian@ltxc.com or by telephone at 1-781-467-5063. Investors and security holders are urged to read the registration statement, joint proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction. Verigy, LTX-Credence and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from their shareholders in favor of the proposed transaction. Information about the directors and executive officers of Verigy and LTX-Credence and their respective interests in the proposed transaction will be available in the joint proxy statement/prospectus. Additional information regarding the Verigy directors and executive officers is also included in Verigy’s proxy statement for its 2010 Annual Meeting of Shareholders, which was filed with the SEC on February 23, 2010. As of February 12, 2010, Verigy’s directors and executive officers beneficially owned approximately 1,595,151 shares, or 2.7 percent, of Verigy’s ordinary shares. Additional information regarding the LTX-Credence directors and executive officers is also included in LTX-Credence’s proxy statement for its 2011 Annual Meeting of Stockholders, which was filed with the SEC on November 8, 2010. As of September 30, 2010, LTX-Credence’s directors and executive officers beneficially owned approximately 1,940,204 shares, or 3.9 percent, of LTX-Credence’s common stock. These documents are available free of charge at the SEC’s web site at www.sec.gov and from Verigy and LTX-Credence, respectively, at the e-mail addresses and phone numbers listed above.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains statements that may be deemed to be forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on Verigy and its Board of Directors’ current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in these statements. These statements include that Advantest proposal might lead to a superior proposal; that the proposed LTX-Credence transaction will have compelling strategic and financial benefits; the Board’s continued recommendation of the LTX-Credence transaction to its shareholders; and other statements regarding the possible transactions. Any statements that are not statements of historical fact (including statements containing the words “believes,” “should,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements. These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate. Therefore, actual outcomes and results may differ materially from what is expressed herein. The following factors, among others, could cause actual results to differ materially from those described in any forward-looking statements: the inability of Verigy and Advantest to agree on the parameters of their discussions; actions of LTX-Credence in response to any discussions with Advantest; the results of discussions with Advantest; the impact of actions of other parties with respect to any discussions and the potential consummation of the proposed transaction with LTX-Credence; the commencement of litigation relating to the discussions or to the proposed transaction with LTX-Credence; changes in the proposal from Advantest; failure of the Verigy and LTX-Credence shareholders to approve the proposed transaction; the challenges and costs of closing, integrating, restructuring and achieving anticipated synergies from the Verigy and LTX-Credence transaction; the ability to retain key employees; and other economic, business, competitive, and/or regulatory factors affecting the businesses of Verigy and LTX-Credence generally, including those set forth in the filings of Verigy and LTX-Credence with the Securities and Exchange Commission, especially in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of their respective annual reports on Form 10-K and quarterly reports on Form 10-Q, their current reports on Form 8-K and other SEC filings. Verigy and LTX-Credence are under no obligation to (and expressly disclaim any such obligation to) update or alter any forward-looking statements as a result of developments occurring after the date of this press release.

Responsibility Statement

The Directors of Verigy (including any who may have delegated detailed supervision of this press release) have taken all reasonable care to ensure that the facts stated and all opinions expressed in this press release are fair and accurate and that no material facts have been omitted from this press release, and they jointly and severally accept responsibility accordingly.

Where any information has been extracted or reproduced from published or publicly available sources (including, without limitation, in relation to LTX-Credence), the sole responsibility of the Directors of Verigy has been to ensure through reasonable enquiries that such information is accurately extracted from such sources or, as the case may be, reflected or reproduced in this press release.

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Contacts:

Judy Davies

VP, Investor Relations and Marketing Communications

408-864-7549

judy.davies@verigy.com

Matt Sherman / Jamie Moser / Jed Repko

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449

Arthur Crozier / Jennifer Shotwell / Scott Winter

Innisfree M&A Incorporated

212-750-5833